TAXES ON INCOME - Disclosure of reconciliation of theoretical tax expense assuming all income is taxed at statutory rate applicable to income of companies in Israel, and actual tax expense (Details) - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Major components of tax expense (income) [abstract]
Income (loss) before taxes on income	$ (5,964)	$ 1,312	$ (13,469)
Statutory tax rate in Israel	23.00%	23.00%	23.00%
Tax computed at the statutory tax rate	$ (1,372)	$ 302	$ (3,098)
Increase (decrease) in taxes resulting from:
Taxes in respect of previous years	(70)	7	(40)
Tax adjustment in respect of inflation in Israel	0	0	(2)
Non-deductible expenses (non-taxable income)	406	(1,699)	2,613
Different tax rates	63	60	24
Loss for which deferred taxes were not recognized	1,864	2,234	926
Utilization of previously unrecognized capital gain	0	0	32
Capital losses for which deferred taxes were not recognized	0	193	0
Total	$ 891	$ 1,097	$ 455